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                                                                    EXHIBIT 10.4

                             SETTLEMENT AGREEMENT
                             --------------------

     THIS SETTLEMENT AGREEMENT, dated this ______ day of July, 2000, and deemed effective June 29, 2000, by, between, and among LML PAYMENT SYSTEMS, INC. ("LML"), CHEQUEMARK HOLDINGS, INC. ("CHI"), CHEQUEMARK PATENT, INC. ("CPI"), CHEQUEMARK, INC. ("Chequemark"), ROBERT R. HILLS ("Mr. Hills"), and CHEQUEMARK TECHNOLOGIES CORPORATION n/k/a MARK TECHNOLOGIES, INC. ("CTC").

                                  WITNESSETH:
                                  ----------

     WHEREAS, on or about March 11, 1998, pursuant to a "Patent Purchase Agreement", CPI purchased U.S. Patent No. 5,484,988 ("the '988 Patent") relating to the "Checkwriting Point-of-Sale System," ("the Checkwriting System") a related patent application and related technology ("the Patent Estate") from Mr. Hills and Henry M. Nichols ("Mr. Nichols"), ultimately in exchange for shares of LML stock and future earn-out shares of LML stock, and

     WHEREAS, on or about March 11, 1998, pursuant to an "Asset Purchase Agreement" Chequemark purchased the assets, including software, executable code and source code relating to the Checkwriting System, of CTC ultimately in exchange for shares of LML stock, and future earn-out shares of LML stock, and

     WHEREAS, on or about March 11, 1998, Mr. Hills entered into an "Employment Agreement" with Chequemark in which he agreed to remain employed by Chequemark for a period of one (1) year, and

     WHEREAS, to secure his one (1) year employment obligation, Mr. Hills pledged the shares of LML stock he received pursuant to the Patent Purchase Agreement and his portion of the shares of LML stock received by CTC under the Asset Purchase Agreement; and
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     WHEREAS, the Share Certificates representing the shares then pledged by Mr.
Hills are held in escrow by the law firm of Dinsmore & Shohl in Columbus, Ohio,("the Escrowed Shares"); and

     WHEREAS, LML disputes Mr. Hills' and CTC's ownership and maintains that Mr. Hills committed a "Unilateral Resignation" and that, therefore, the LML Share Certificates belong to LML, and

     WHEREAS, Mr. Hills, and CTC claim ownership of the Escrowed Shares, and deny that Mr. Hills effected a "Unilateral Resignation", and

     WHEREAS, on or about March 10, 1999, LML and CPI commenced an action in the United States District Court for the Middle District of Florida styled LML
                                                                       ---
Payment Systems, Inc., Chequemark Patent, Inc. and Chequemark Holdings, Inc. v.
-------------------------------------------------------------------------------
Robert R. Hills, Case No. 99-217 Civ-J-20A (the "Federal Court Action"), to
---------------
require Mr. Hills to execute an assignment of patent application ser. No. 08/775,400, and

     WHEREAS, the signatories to this Settlement Agreement desire amicably to settle and dispose of all claims and causes of action alleged in the Federal Court Action and otherwise existing between or among them as of the date of this Settlement Agreement, and

     NOW, THEREFORE, in consideration of the mutual promises and agreements of each signatory set forth in this Agreement and other good and sufficient consideration, the sufficiency of which is acknowledged by the parties hereto, it is agreed by, between, and among LML, CPI, CHI, Chequemark, Mr. Hills, and CTC that:

     1.   WAIVER OF CLAIMS (LML, CPI, CHI and Chequemark) - LML, CPI, CHI and
          -----------------------------------------------
Chequemark, jointly and severally, hereby waive any and all claims and causes of action that they may have against Mr. Hills and/or CTC, jointly or severally, for an accounting, for money damages

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(compensatory and punitive), for attorneys' fees or costs, or for any other legal or equitable relief whatsoever arising from or related to any interactions, dealings or relationships between or among the parties hereto.

     2.   WAIVER OF CLAIMS (Mr. Hills and CTC) - Mr. Hills and CTC jointly and
          ------------------------------------
severally, hereby waive any and all claims and causes of action that they may have against LML, CHI, CPI and/or Chequemark , jointly and severally, for an accounting, for money damages (compensatory and punitive), for attorneys' fees or costs, or for any legal or equitable relief whatsoever arising from or related to any interactions, dealings, or relationships between or among the parties hereto.

     3.   GENERAL RELEASE (LML, CPI, CHI and Chequemark) - Simultaneously with
          ----------------------------------------------
the execution and delivery of this Settlement Agreement, LML, CPI, CHI and Chequemark shall execute and deliver to Mr. Hills and CTC in care of the Mediator in escrow a General Release in the form attached as Exhibit A to this Agreement.

     4.   GENERAL RELEASE (CTC and Mr. Hills) - Simultaneously with the
          -----------------------------------
execution and delivery of this Settlement Agreement, CTC and Mr. Hills shall execute and deliver to LML, CPI, CHI and Chequemark in care of the Mediator in escrow a General Release in the form attached as Exhibit B to this Agreement. Nothing in this release shall affect the obligation under the Asset Purchase Agreement for LML to issue earn-out shares representing the non-Mr. Hills' shareholders ownership interest in CTC as of March 11, 1998.

     5.   AGREED FINAL JUDGMENT AND PERMANENT INJUNCTION - Within five (5) days
          ----------------------------------------------
after the execution of this Settlement Agreement, the signatories to this Settlement Agreement shall file in the Federal Court Action a Stipulation And Joint Motion For Entry Of Agreed Final Judgment And Permanent Injunction (with attached Agreed Final Judgment And Permanent

Injunction) in the form attached as Exhibit C to this Agreement. The signatories to this Agreement shall not appeal in any way the Agreed Final Judgment And Permanent Injunction. If any signatory must engage in legal action defending, enforcing or otherwise arising out of this Agreement and/or the Agreed Final Judgment And Permanent Injunction, the prevailing party or parties shall be entitled to its, his, or their attorneys' fees, costs of investigation, and court costs (including all deposition costs) for such action.

     6.   EXECUTION OF PATENT ASSIGNMENT - Simultaneous with the execution of
          ------------------------------
this Settlement Agreement, Mr. Hills shall execute and deliver to the Mediator in escrow (i) one (1) comprehensive Assignment of Invention in the form attached as Exhibit D to this Settlement Agreement. Further, Mr. Hills shall, on request and without further consideration but at the expense of CPI, communicate to CPI or its representatives or nominees any facts known to him, testify in any legal proceedings, sign all lawful papers, execute all divisional, continuing and reissue applications, make all rightful oaths, and generally aid CPI, its successors, assigns and nominees, to obtain and enforce proper patent protection for the Checkwriting System in all countries.

     7.   PAYMENT FOR SHARE CERTIFICATES/ESCROW - No later than July 14, 2000,
          -------------------------------------
LML shall deliver to the Mediator a wire transfer in the sum of $2,500,000 and shall deliver to the Mediator (by July 17, 2000) 75,000 unrestricted shares of LML common stock in the name of Robert R. Hills in exchange for Mr. Hills' and CTC's entire interests in the LML Share Certificates Nos. 14048 and 14049 as well as for any earn-out shares attributable to Mr. Hills, pursuant to the Patent Purchase Agreement or the Asset Purchase Agreement and his ownership position, as of March 11, 1998, (46.24%) of CTC. The Mediator shall disburse the funds and the stock consistent with the Mediation Agreement once Mr. Hills has met his obligations required to be performed by July 17, 2000, under the Settlement Agreement.

     8.   RETURN OF LML PROPERTY (CTC and Mr. Hills) - No later than July 17,
          ------------------------------------------
2000, CTC and Mr. Hills (i) shall deliver to the Mediator in escrow all assets, equipment, software and documentary information belonging to LML, CPI, CHI and/or Chequemark in their possession, custody, or control in any form (e.g.
                                                                        ----
originals and photocopies of the forgoing, and all derivations of software and source code, including but not limited to information put on computer diskettes and hard drives) and shall file with the Court sworn affidavits, in the form attached as Exhibits G and H to this Agreement, stating their compliance with the requirements of this Paragraph 8. The property in escrow pursuant to this Paragraph shall be released to LML simultaneous with the release of the 25,000 shares of LML stock consistent with the Mediation Agreement.

     9.   CANCELLATION OF ASSIGNMENTS/RETURN OF SOFTWARE - On or before July 17,
          ----------------------------------------------
2000, Mr. Hills shall obtain from Global Technologies, LLC ("Global") Airtime Technologies, Inc., and Dean S. Keil a release of all rights, title and interest if any, Global, Airtime or Mr. Keil may have in the '988 Patent in the form attached as Exhibit E, negating the '988 Patent Assignment executed by Mr. Hills to Global, as testified in his deposition. Mr. Hills shall deliver the signed and notarized release to the Mediator by July 17, 2000, for delivery to LML simultaneous with the release of the funds and 50,000 shares as required by the Mediation Agreement. Within thirty (30) days of the date Mr. Hills executes this Agreement, Mr. Hills shall obtain from Global, Airtime Technologies, Inc. ("Airtime"), Dean Keil (and their respective employees, principals, agents, representatives, subsidiaries and affiliates) and any other party to whom Mr. Hills, CTC, Global, Mr. Keil or Airtime have delivered (other than CPI, LML or Chequemark) all copies of the Checkwriting System software and source code. Within thirty (30) days of the date Mr. Hills executes this Agreement, Mr. Hills shall execute an affidavit in the form attached as Exhibit I stating that (i) he has not assigned the '988 Patent to anyone other than to himself, or Global Technologies, LLC, (ii) that he has obtained all copies, of which he is aware of the Checkwriting

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System software and source code from all non-LML parties, (iii) that he has returned all copies of the Checkwriting System software and source code, of which he is aware, to the Mediator in escrow and (iv) that he has not retained in any form a copy of the Checkwriting System software or source code or any portion thereof. The property held in escrow (other than the release) pursuant to this Paragraph shall be released to LML simultaneous with the release of the 25,000 shares of LML stock consistent with the Mediation Agreement.

     10.  DEFAMATORY OR DISPARAGING WRITTEN OR ORAL STATEMENTS - No signatory to
          ----------------------------------------------------
this Settlement Agreement shall publish to customers, prospective customers or anyone else defamatory or disparaging written or oral statements about the products, services, employees, or others of any other signatory to this Agreement. In addition, Mr. Hills and Diane Hills shall refrain from making or publishing disparaging statements about Patrick Gaines, Wendy Ogilvie, Carolyn Mosher, Robert Moore and Don Choquer. By signing this page of the agreement, Patrick Gaines, Wendy Ogilvie, Carolyn Mosher, Robert Moore and Don Choquer
agree to refrain from making or publishing disparaging statements about   Mr.
Hills or Diane Hills. By signing this page of the agreement, Diane Hills agrees to refrain from making or publishing disparaging statements about Patrick Gaines, Wendy Ogilvie, Carolyn Mosher, Robert Moore or Don Choquer.

     11.  PRESS RELEASE - Mr. Hills shall join LML in a press release in which
          -------------
Mr. Hills shall state that he has resolved his dispute with LML and that he acknowledges that pursuant thereto, CPI is the owner of the '988 Patent and the Checkwriting System.

     12.  RESTRICTIONS ON COMPETITIVE ACTIVITY - From the date of this
          ------------------------------------
Settlement Agreement and for a period of three (3) years thereafter, Mr. Hills, whether as an employee, officer, director, shareholder, consultant, independent contractor or otherwise, shall not, Directly or Indirectly, carry on or be engaged in or be concerned with or interested in or advise or provide any consulting or other services for any person, business or other entity that produces markets, sells or otherwise deals in products or services competitive with the products or services produced, marketed, sold, licensed, or otherwise dealt in by LML or any of its direct or indirect subsidiaries and which relate to the electronic payment and collections industry. "Directly or Indirectly" in the context of any action taken by Mr. Hills includes any action or activity taken directly or indirectly either in person or through employees, agents, partners, joint venturers or in any other manner whatsoever by Mr. Hills, for Mr. Hills' own benefit or for the benefit of any person or entity competing with Chequemark, LML or any of LML's direct or indirect subsidiaries, whether such action is taken individually or in partnership or jointly in conjunction with any person as principal, agent, trustee, employee, partner, shareholder owner or otherwise.

     13.  ATTORNEYS' FEES - Except as provided in Paragraph 5 of this Agreement,
          ---------------
the signatories to this Settlement Agreement shall each bear their own respective attorneys' fees, costs, and expenses.

     14.  COMPROMISE - This settlement is the compromise of disputed claims and,
          ----------
except to the limited extent set forth in this Settlement Agreement, the settlement provided for in this

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Agreement in no way constitutes an admission of any fact, claim, or allegation and in no way indicates or implies or admits the truth of any allegation or claim in any pleading or other paper or document lodged or filed in the Federal Court Action.

     15.  TERMINATION/RESCISSION - The signatories to this Settlement Agreement
          ----------------------
understand and acknowledge that the facts in respect of which this Agreement is made may hereafter prove to be other than, or different from, the facts in that connection now known by one or more of them or believed by one or more of them to be true, and they agree that all of the terms of this Agreement shall be in all respects effective and not subject to termination or rescission by any such difference in facts.

     16.  ENTIRE AGREEMENT; MODIFICATION BY WRITING ONLY - This Settlement
          ----------------------------------------------
Agreement (together with the ancillary documents attached to the Agreement as exhibits) and the Mediation Agreement incorporates, embodies, expresses, and supersedes all agreements and understandings between or among its signatories, and neither this Agreement (nor any of the ancillary documents attached to this Agreement as exhibits) may be altered or modified except in writing duly executed by its signatories. In the event of any inconsistency between or among this Agreement, the ancillary documents or the Mediation Agreement, the Mediation Agreement (not including the attachments to the Mediation Agreement) shall control.

     17.  FLORIDA CONTRACT; FLORIDA LAW - This Settlement Agreement (together
          -----------------------------
with the ancillary documents attached to the Agreement as exhibits) shall be deemed to constitute a contract made and entered into under the laws of the State of Florida, and for all purposes this Agreement and its ancillary documents shall be construed and governed in accordance with the laws of the State of Florida.

     18.  CORPORATE AUTHORITY (LML, CPI, CHI and Chequemark) - LML, CPI, CHI and
          --------------------------------------------------
Chequemark represent and warrant that they have full corporate authority and the necessary corporate approval to enter into and to perform the Settlement Agreement in accordance with its terms, and they agree that the terms and provisions of this Agreement, and the Mediation Agreement including the terms and provisions of the ancillary documents attached to this Agreement as exhibits, shall apply to all affiliates, parents, subsidiaries, and divisions of each. On or before July 17, 2000, LML, CPI, CHI and Chequemark shall pass a resolution from their board of directors authorizing them to execute and deliver this Agreement and to do all things necessary to fulfill their obligations under this Agreement. On or before July 17, 2000, LML, CPI, CHI and Chequemark shall deliver a certified copy of the resolution (if one joint resolution is lawful) or resolutions (if more than one resolution is necessary) to the Mediator, who will then deliver the resolution or resolutions to counsel for Mr. Hills as part of the July 17, 2000, distribution contemplated by the Mediation Agreement.

     19.  CORPORATE AUTHORITY (Chequemark Technologies Corporation) - CTC
          --------------------------------------------------------
represents and warrants that it has full corporate authority and the necessary corporate approval to enter into and to perform this Settlement Agreement in accordance with its terms, and it agrees that the terms and provisions of this Agreement, and the Mediation Agreement including the terms and provisions of the ancillary documents attached to this Agreement as exhibits, shall apply to all affiliates, parents, subsidiaries, and divisions of each. On or before July 17, 2000, CTC shall pass a resolution from its board of directors authorizing Mr. Hills to execute and deliver this Agreement and do all things necessary to fulfill the obligations under this Agreement. On or before July 17, 2000, Mr. Hills shall deliver a certified copy of the resolution to the Mediator, who will then deliver the certified copy to counsel for LML as part of the July 17, 2000 distribution contemplated by the Mediation Agreement.

     20.  HILLS' AUTHORITY ON BEHALF OF CTC  - Mr. Hills warrants and represents
          ----------------------------------
that he has informed or will inform all minority shareholders, if any, of CTC that, as part of this Settlement Agreement, LML is no longer obligated to issue earn-out shares under the Asset Purchase Agreement as to the portion of LML shares issued under the Asset Purchase Agreement representing Mr. Hills' ownership of 46.24% of the total shares of CTC stock. Mr. Hills represents that he has complete authority to bind CTC in connection with release of the share certificates and the waiver of the said Asset Purchase earn-out shares. In the event that one or more minority shareholders of CTC bring legal action against LML, CPI, CHI, Chequemark or any of their respective officers or directors because of CTC's execution of this Settlement Agreement or the Mediation Agreement, Mr. Hills shall indemnify and hold harmless LML, CPI, CHI, Chequemark and their respective officers or directors, from all claims or causes of action relating to the release of the share certificates and/or waiver of said earn-out shares. Mr. Hills also agrees to indemnify LML, CPI, CHI, Chequemark and their respective officers or directors for all legal fees, costs and expenses incurred in any such action brought by one or more CTC minority shareholders in connection with the release of the share certificates and/or waiver of the Asset Purchase Agreement earn-out shares.

     21.  SUCCESSORS AND ASSIGNS - The legal rights and obligations of this
          ----------------------
Settlement Agreement (and the ancillary documents attached to the Agreement as exhibits) are intended to, and shall, inure to the benefit of and be binding upon the signatories to this Agreement and their respective legal representatives, successors and assigns.

     22.  COUNTERPARTS - This Settlement Agreement shall be executed in six (6)
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.


Witnessed By:                              LML PAYMENT SYSTEMS, INC.

__________________________                 By: __________________________
                                               Its Authorized Officer
__________________________


                                           CHEQUEMARK PATENT, INC.


__________________________                 By: __________________________
                                               Its President
__________________________

                                           CHEQUEMARK HOLDINGS, INC.


__________________________                 By: __________________________
                                               Its President
__________________________

                                           CHEQUEMARK HOLDINGS, INC.

__________________________                 By: __________________________
                                               Its President
__________________________

                                           MARK TECHNOLOGIES, INC.

                                           By: __________________________
__________________________
                                               Its President
__________________________

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

__________________________                 _______________________________
                                           Robert R. Hills
__________________________

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